UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  November 21, 2013 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 2—Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2013, Capstone Therapeutics Corp. filed their financial results for the third quarter ending September 30, 2013 on Form 10-Q with the Securities Exchange Commission.

On November 12, 2013, Capstone Therapeutics Corp. issued a press release announcing its Quarterly Operating Update conference call and webcast to be held on Thursday, November 21, 2013 at 4:30 pm EST.

A copy of the slide presentation for the conference call referenced in the press release entitled “Capstone Therapeutics Corp. Operating Update, November 21, 2013,” is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

 Section 7 –  Regulation FD

Item 7.01.	Regulation FD Disclosure.

           On November 12, 2013, Capstone Therapeutics Corp. issued a press release announcing its Quarterly Operating Update conference call and webcast to be held on Thursday, November 21, 2013 at 4:30 pm EST. The call may be accessed at 877-303-2908 (U.S.), 408-427-3860 (outside U.S.); accompanying slides may be viewed by logging onto the Investors section of the Company’s website www.capstonethx.com.  A replay will be available beginning November 21, 2013 at 7:30 pm EST until midnight November 23, 2013 and may be accessed at 855-859-2056 (U.S.) or 404-537-3406 (outside U.S.) with conference ID 11067828.

A copy of the slide presentation for the conference call referenced in the press release entitled “Capstone Therapeutics Corp. Operating Update, November 21, 2013,” is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The presentation will also be accessible during the conference call by logging onto the Investors section of the Company’s website, www.capstonethx.com.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Capstone Therapeutics Operating Update, November 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2013	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman